SIXTH AMENDMENT TO
                                CREDIT AGREEMENT


     This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 1, 2000, by and between Smithway Motor Xpress, Inc. ("Borrower"), Smithway Motor Xpress Corp. as Guarantor (the "Guarantor") and LaSalle Bank National Association, formerly known as LaSalle National Bank, as Lender (the "Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Guarantor entered into a Credit Agreement dated as of September 3, 1997, a First Amendment to Credit Agreement dated as of March 1, 1998, a Second Amendment to Credit Agreement dated as of March 15, 1998, a Third Amendment to Credit Agreement dated as of October 30, 1998, a Fourth Amendment to Credit Agreement dated as of August 20, 1999 and a Fifth Amendment to Credit Agreement dated as of December 17, 1999 (collectively referred to as the "Agreement"); and

     WHEREAS, the Borrower has requested certain modifications to the Agreement and the Lender is willing to do so on the following terms and conditions; and

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

     1. Unless otherwise stated herein, all of the capitalized terms contained in this document shall have the same meanings as contained in the Agreement.

     2. Section 6.13 of the Agreement is deleted in its entirety as of June 1, 2000 and is replaced with the following:

                         Section 6.13 Debt Service  Coverage  Ratio. As measured
                    on the last day of each fiscal quarter hereafter for the twelve month period then ending, the Borrower shall not permit the ratio of (I) EBITDA less (a) all income taxes actually paid during such period, less (b) 20% of its Capital Expenditures incurred during such period to (II) the Current Maturities of Indebtedness, plus (a) interest expense of Guarantor and its Subsidiaries on a consolidated basis for such period, determined in accordance with GAAP, deducted from Consolidated Net Income (or Loss) for such period, plus (b) 33% of the sum of (i) the outstanding principal balance on the Revolving Loan plus any outstanding Letters of Credit, less (ii) 85% of the aggregate amount of the Borrower's then existing Eligible Accounts, to be less than 1.0:1.0.

     3. There is hereby added to the Agreement the following Section 6.17:

                         Section  6.17 Minimum Net Profit.  The  Borrower  shall
                    have after tax earnings at the end of each fiscal year hereafter of not less than $1.00.

     4. Section 9.1 is amended to add the following new definitions:

     "Capital Expenditures" shall mean, for any period, expenditures (including the aggregate amount of expenditures under Capital Leases) made by the Guarantor or its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs unless such repairs are required to be capitalized in accordance with GAAP) during such period computed in accordance with GAAP; provided that Capital Expenditures shall not include expenditures made with the insurance proceeds or sale proceeds for fixed assets, plant and equipment.

     "Capital Lease" shall mean a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Current Maturities of Indebtedness" shall mean at any time and with respect to any item of Indebtedness, the portion of such Indebtedness outstanding at such time which by the terms of such Indebtedness or the terms of any instrument or agreement relating thereto is due on demand or within one year from the time of determination (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such time.

     5. This Amendment will become effective upon the execution and delivery of this Amendment by each of Borrower, Guarantor, East West and SMSD.

     6. Borrower shall pay 50% of the legal fees incurred in connection with the preparation of this Amendment and the documents and instruments referred to herein, and shall pay 100% of all out of pocket costs incurred by the Lender or its attorneys.

     7. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lender, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.

     8. Borrower represents and warrants to Lender that (i) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (ii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (iii) all representations and warranties of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

     9. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement, as amended, and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

     10. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

     11. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

     12. This Amendment was executed and delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

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

         IN WITNESS WHEREOF, this Sixth Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                   SMITHWAY MOTOR XPRESS, INC., as Borrower

                                   By: /s/ G. Larry Owens
                                   Title:  Exec. V.P.

                                   Address Notice:
                                   P.O. Box 404
                                   Fort Dodge, Iowa 50501
                                   Attn: G. Larry Owens
                                   Facsimile: (515) 576-3304
                                   Tel: (515) 576-7418

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


                                   SMITHWAY MOTOR XPRESS CORP., as Guarantor

                                   By:  /s/ G. Larry Owens
                                   Title:  Exec. V.P.

                                   Address Notice:
                                   P.O. Box 404
                                   Fort Dodge, Iowa 50501
                                   Attn: G. Larry Owens
                                   Facsimile: (515) 576-3304
                                   Tel: (515) 576-7418

                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   as Lender

                                   By:  /s/ David A. Chaika
                                   Title:  AVP

                                   Address notices and Lending Office:
                                   135 South LaSalle Street
                                   Chicago, Illinois 60603
                                   Attn: Mr. David A. Chaika
                                   Facsimile: (312) 904-6150

                            CONSENT AND RATIFICATION

     The undersigned, pursuant to that certain Guaranty dated as of September 3, 1997, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreement and hereby consents to the Sixth Amendment to the Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                   SMITHWAY MOTOR XPRESS CORP., as Guarantor

                                   By:  /s/ G. Larry Owens
                                   Title:  Exec. V.P.


     The undersigned, pursuant to that certain Guaranty dated as of March 15, 1998, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreementand hereby consents to the Sixth Amendment to the Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                   EAST WEST MOTOR EXPRESS, INC., as Guarantor


                                   By:  /s/ G. Larry Owens
                                   Title:  Exec. V.P.

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

     The undersigned, pursuant to that certain Guaranty dated as of December 17, 1999, is a guarantor of all of the obligations of the Borrower to the Lender under the terms of the Agreement and hereby consents to the Sixth Amendment to the Agreement. Guarantor hereby reaffirms and ratifies his guaranty as if the same were fully set forth herein.

                                   SMSD ACQUISITION CORP., a South Dakota
                                   corporation, as Guarantor


                                   By:  /s/ G. Larry Owens
                                   Title:  Exec. V.P.

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